                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 3, 2003

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




          MISSOURI                      1-11848                43-1627032
(State or Other Jurisdiction of       (Commission             (IRS Employer
       Incorporation)                 File Number)        Identification Number)

           1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
                     (Address of Principal Executive Office)
       Registrant's telephone number, including area code: (636) 736-7000

ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K is being filed by Reinsurance Group of America, Incorporated ("RGA") solely to provide (i) certain historical financial results of RGA, by segment and sub-segment, (ii) certain historical financial information concerning RGA's consolidated stockholders' equity, (iii) certain additional third quarter 2003 information and (iv) certain supplemental data. The financial information provided below should be read in conjunction with and is qualified in its entirety by reference to "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and the related notes contained in RGA's Annual Report on Form 10-K for the year ended December 31, 2002, Quarterly Reports on Form 10-Q for the quarters ended March 31, and June 30, 2003 and Current Report on Form 8-K which RGA filed with the Securities and Exchange Commission on August 25, 2003.

KEY COMPONENTS OF PRE-TAX OPERATING EARNINGS AND PRE-TAX OPERATING EARNINGS PER SHARE

     RGA announces its results using a non-GAAP financial measure RGA calls "operating earnings," which RGA has previously referred to as "operating income." Management believes that operating earnings, on a pre-tax and after-tax basis, better measures the ongoing profitability of RGA's continuing operations by excluding from operating income the effect of net realized capital gains and losses and related deferred acquisition costs, which tend to be highly variable, any net gain or loss from discontinued operations and specified other items, which management believes are not indicative of ongoing operations. However, the definition of operating earnings can vary by company and is not considered a substitute in all applications for GAAP net income.

     The following are the key components of RGA's consolidated pre-tax operating earnings for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                               FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                       -----------------------------------------------------    -----------------
                                        1998          1999        2000       2001     2002        2002      2003
                                       ------         -----      ------     -----     ------    ------    ------
Income from continuing operations
   before income taxes.............    $138.8         $92.1      $175.1     $66.2     $194.0    $144.3    $179.9
Realized investment (gains) losses.      (3.1)         75.3        28.6      68.4       14.6      10.9      (0.8)
Goodwill writeoff..................         -             -           -         -        0.8       0.8         -
Deferred acquisition cost offset ..         -             -           -       1.3       (0.8)     (0.8)     (0.1)


     The following are the key components of pre-tax operating earnings for RGA's total U.S. Operations segment for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                               NINE MONTHS ENDED
                                               FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                       ----------------------------------------------------    ------------------
                                        1998          1999        2000       2001     2002      2002      2003
                                       ------         -----      ------     ------   ------    ------    ------
Income from continuing operations
   before income taxes..............   $127.8         $72.3      $167.4     $124.6   $175.8    $132.3    $143.7
Realized investment (gains) losses..     (2.4)         83.2        13.3       29.6     10.4       5.3       9.1
Deferred acquisition cost offset....         -            -           -        1.3     (0.8)     (0.8)     (0.1)

     The following are the key components of pre-tax operating earnings for RGA's U.S. traditional operations for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                               FISCAL YEAR ENDED DECEMBER 31,                      SEPTEMBER 30,
                                       -----------------------------------------------------    ------------------
                                        1998          1999        2000        2001     2002      2002      2003
                                       ------         -----      ------      -----    ------    ------    ------
Income from continuing operations
   before income taxes.............    $114.0        $109.8      $148.1     $101.1    $152.2    $120.1    $124.0
Realized investment (gains) losses.      (1.7)         17.4        12.3       30.8       6.3       1.0       7.0

     The following are the key components of pre-tax operating earnings for RGA's U.S. asset-intensive operations for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                               NINE MONTHS ENDED
                                               FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                       ----------------------------------------------------    ----------------------
                                        1998          1999        2000        2001    2002          2002      2003
                                       ------         -----      ------     ------    -----        ------    ------
Income (loss) from continuing
   operations before income taxes....    $9.1       $(41.2)       $11.7     $15.0     $14.3          $6.8     $10.8
Realized investment (gains) losses...    (0.7)        65.8          1.0      (1.2)      4.1           4.3       2.1
Deferred acquisition cost offset.....       -            -            -       1.3      (0.8)         (0.8)     (0.1)

     The following are the key components of pre-tax operating earnings for RGA's U.S. financial reinsurance operations for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                                FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                        ----------------------------------------------------    ----------------------
                                         1998          1999        2000       2001      2002          2002      2003
                                        ------         ----        ----       ----      ----          ----      ----
Income from continuing operations
   before income taxes..............      $4.7         $3.7        $7.6       $8.5      $9.3          $5.4      $8.9

     The following are the key components of pre-tax operating earnings for RGA's Canadian operations for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                                FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                        ---------------------------------------------------    -----------------------
                                         1998         1999         2000      2001     2002          2002      2003
                                        -----        -----        -----     -----     -----         -----    ------
Income from continuing operations
   before income taxes..............    $22.8        $37.9        $39.9     $51.5     $38.6         $27.5    $43.6
Realized investment (gains) losses..     (0.7)        (5.9)         1.2      (9.1)      0.2             -    (12.2)

     The following are the key components of pre-tax operating earnings for RGA's Asia-Pacific operations for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                                FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                        --------------------------------------------------    ------------------------
                                         1998         1999         2000      2001     2002          2002      2003
                                        -----        -----         ----      ----     ----          ----     -----
Income (loss) from continuing
   operations before income taxes...    $(3.1)       $(6.8)        $1.2      $3.0     $6.3          $5.5     $12.4
Realized investment (gains) losses..        -            -          0.2      (0.1)     0.3           0.1       0.6

     The following are the key components of pre-tax operating earnings for RGA's Europe and South Africa operations for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                                FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                        ---------------------------------------------------    ----------------------
                                         1998         1999        2000       2001      2002           2002     2003
                                        -----        -----       -----      -----      ----           ----     ----
Income (loss) from continuing
   operations before income taxes...    $(5.0)       $(3.8)      $(2.4)     $(1.0)     $3.4           $3.2     $9.4
Realized investment (gains) losses..     (0.1)        (0.1)       (0.3)       0.2      (0.9)           0.3     (1.8)

     The following are the key components of pre-tax operating earnings for RGA's Corporate and Other operations for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                                FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                        --------------------------------------------------    -----------------------
                                         1998         1999       2000       2001     2002          2002      2003
                                        -----        -----      ------    -------   ------        ------    ------
Loss from continuing operations
   before income taxes..............    $(3.7)       $(7.5)     $(31.0)   $(111.9)  $(30.1)       $(24.2)   $(29.2)
Realized investment (gains) losses..      0.1         (1.9)       14.2       47.8      4.6           5.2       3.5
Goodwill writeoff...................        -            -           -          -      0.8           0.8         -

     The following are the key components of pre-tax operating earnings for RGA's total Other International operations segment for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003 (amounts in millions):

                                                                                                NINE MONTHS ENDED
                                                FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                        ----------------------------------------------------    ---------------------
                                         1998         1999        2000        2001     2002           2002     2003
                                        -----        -----       ------       ----     ----           ----    -----
Income (loss) from continuing
   operations before income taxes...    $(8.1)      $(10.6)      $(1.2)       $2.0     $9.7           $8.7    $21.8
Realized investment (gains) losses..     (0.1)        (0.1)       (0.1)        0.1     (0.6)           0.4     (1.2)

     The following are the key components of RGA's consolidated diluted operating earnings per share for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 and for the nine-months ended September 30, 2002 and 2003:

                                                                                                NINE MONTHS ENDED
                                                FISCAL YEAR ENDED DECEMBER 31,                     SEPTEMBER 30,
                                        --------------------------------------------------    ------------------------
                                         1998         1999       2000      2001      2002          2002      2003
                                        -----        -----      ------    ------    ------        ------    ------
Diluted earnings per share..........    $1.48         $0.88       $1.56      $0.66   $2.47         $1.80     $2.34
Realized investment (gains) losses..    (0.04)         1.07        0.43       0.93    0.22          0.17     (0.02)
Goodwill writeoff...................        -             -           -          -    0.01          0.01         -
Deferred acquisition cost offset....        -             -           -       0.02   (0.01)        (0.01)        -
Loss from discontinued operations...     0.60          0.26        0.56       0.14    0.11          0.07      0.04

     For additional financial information about RGA's operational segments, see
Note 17 to RGA's financial statements for the year ended December 31, 2002 contained in the Current Report on Form 8-K filed by RGA with the Securities and Exchange Commission on August 25, 2003.


EFFECTS OF SFAS 115 ON TOTAL STOCKHOLDERS' EQUITY


     RGA has traditionally evaluated its stockholders' equity position excluding the impact of Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). This is considered a non-GAAP measure. RGA believes it is important to evaluate its stockholders' equity position to exclude the effect of the net unrealized gains or losses required by SFAS 115 since the net unrealized gains or losses primarily relate to changes in interest rates and credit spreads on investment securities that are not permanent and can fluctuate significantly from period to period.


     At December 31, 1998, 1999, 2000, 2001 and 2002, RGA's total stockholders' equity was $748.5 million, $732.9 million, $862.9 million, $1.0 billion and $1.2 billion, respectively. At September 30, 2002 and 2003, RGA's total stockholders' equity was $1.2 billion and $1.4 billion, respectively.


     At December 31, 1998, 1999, 2000, 2001 and 2002, the effects of SFAS 115 on our total stockholders' equity was $45.3 million, $(131.3) million, $(42.0) million, $0 and $102.8 million, respectively. At September 30, 2002 and 2003, the effects of SFAS 115 on our total stockholders' equity was $90.2 million and $173.3 million, respectively.

CERTAIN ADDITIONAL THIRD QUARTER INFORMATION

     On October 23, 2003, RGA issued a press release announcing its earnings for the three and nine months ended September 30, 2003 and providing certain additional information. Tables showing RGA's condensed consolidated statements of income and the results of operations for each of the U.S., Canadian, other international and corporate and other segments have been included in this Current Report. See "Selected Financial Data" below. The following is additional information related to RGA's third quarter results:

     Information related to net premiums and income (loss) from continuing operations before income taxes for each reportable segment are summarized below (amounts in $ millions):

                                                                     THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                       SEPTEMBER 30,              SEPTEMBER 30,
                                                                    --------------------      --------------------
                                                                     2002          2003         2002        2003
                                                                    ------        ------      --------    --------
NET PREMIUMS:
U.S..................................................               $320.3        $369.3      $1,005.5    $1,118.6
Canada...............................................                 41.9          53.1         132.6       153.7
Other International..................................                 95.0         149.8         252.2       425.7
Corporate and Other..................................                 (1.4)          0.8          (0.2)        2.8

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME
TAXES:
U.S..................................................                $55.3         $45.3        $132.3      $143.7
Canada...............................................                  8.7          19.5          27.5        43.6
Other International..................................                  4.1           9.6           8.7        21.8
Corporate and Other..................................                (14.0)        (11.5)        (24.2)      (29.2)

     For the nine months ended or at September 30, 2003, approximately 34% of our premiums, 34% of our income from continuing operations before income taxes, and 32% of our fixed maturity securities available for sale were denominated in currencies other than the U.S. dollar.


     Mortality experience for the quarter ended September 30, 2003 was approximately $6.0 million unfavorable on a pre-tax basis when compared with expectations. This differs from the first two quarters of 2003 in which RGA experienced positive mortality variances. Mortality experience does fluctuate from quarter to quarter. For 2003, on a year-to-date basis, U.S. mortality experience remained favorable. In the third quarter of 2003, RGA also reflected a $3.0 million, pretax, reduction in the reserves associated with the terrorist attacks on September 11, 2001.

     At September 30, 2003, RGA had assets of $10.5 billion, stockholders' equity of $1.4 billion and assumed reinsurance in force of $893 billion.

     The following is a summary of RGA's unaudited consolidated capitalization as of September 30, 2003 (dollars in thousands):

LONG-TERM DEBT:
  Borrowings under $175 million credit agreement..............................            $50,000
  Other net borrowings........................................................             44,650
  7.25% senior notes due 2006.................................................             99,641
  6.75% senior notes due 2011.................................................            199,872
                                                                                          -------
    Total long-term debt......................................................            394,163

  5.75% Cumulative Trust Preferred Securities(2)..............................            158,262

STOCKHOLDERS' EQUITY:
  Preferred stock, par value $.01 per share; 10,000,000 shares
    authorized; no shares issued or outstanding...............................                 --
  Common stock, par value $.01 per share; 75,000,000 shares
    authorized, 51,053,273 shares issued;  61,553,273 shares
    issued as adjusted(1).....................................................                511
  Warrants(2).................................................................             66,915
  Additional paid-in capital..................................................            613,916
  Retained earnings...........................................................            588,413
  Accumulated other comprehensive income......................................            206,676
  Treasury stock (1,141,138 shares, at cost)..................................           (32,736)
                                                                                          -------
    Total stockholders' equity................................................          1,443,695
        Total capitalization..................................................         $1,996,120
                                                                                       ==========


(1) The number of issued shares of our common stock as of September 30, 2003 excludes:
     - an aggregate of 4,975,455 shares of our common stock issuable under our equity incentive plans, of which 2,891,556 shares were subject to outstanding stock options as of September 30, 2003, at a weighted average exercise price of $27.68 per share; and
     - 5,628,600 shares of our common stock issuable upon exercise of outstanding warrants at an exercise price of $39.98 per share, subject to certain antidilution adjustments, which expire on December 15, 2050.
(2) The 5.75% cumulative trust preferred securities, stated liquidation amount $50 per security, and warrants to purchase shares of our common stock at an exercise price of $50 per warrant at maturity, subject to adjustment, were issued as part of Trust Preferred Income Equity Redeemable Securities Units in December 2001.

     Under the terms of RGA's Flexible Stock Plan, RGA may issue up to a maximum of 6,260,077 shares of its common stock in the form of stock options, stock appreciation rights, restricted stock, performance shares or other stock-based awards to its officers and key employees and those of its subsidiaries. Options to purchase 2,804,708 shares of common stock have been granted and remain outstanding, 1,491,358 shares of common stock have been issued pursuant to or awarded under the plan and 1,964,011 shares of common stock are available for future grants, as of September 30, 2003. Under the terms of the plan, the number of authorized shares is increased each year by 5% of the number then allocated to the plan, effective each January 1.

     Under the terms of RGA's Flexible Stock Plan for Directors, RGA may issue up to a maximum of 212,500 shares of its common stock in the form of stock options, restricted stock, performance units or other stock-based awards only to non-employee directors. Options to purchase 86,848 shares of common stock have been granted and remain outstanding, 5,764 shares of common stock have been exercised by or awarded under the plan and 119,888 shares of common stock are available for future grants, as of September 30, 2003.

     Under our Management Incentive Plan, RGA may award eligible participants up to $2,500,000 upon the attainment of certain pre-established goals relating to RGA's performance or that of its divisions, business units or employees. Awards under the Management Incentive Plan may be made in cash or, pursuant to the Executive Performance Share Plan or Flexible Stock Plan, performance shares, restricted stock or other stock-based awards.

     Under RGA's Phantom Stock Plan for Directors, RGA may grant up to 100,000 performance units to non-employee directors in lieu of retainer and meeting fees. A performance unit is a hypothetical share of RGA's common stock based upon the fair market value at the time of grant. RGA may, at its option, elect to issue cash or shares of its common stock in payment for the performance units granted under the plan. 24,195 performance units have been granted and remain outstanding and 47,025 performance units are available for future grants, as of September 30, 2003.

     Under the terms of RGA's Executive Performance Share Plan, RGA may issue up to 500,000 performance shares to its employees and those of its subsidiaries. A performance share is a hypothetical share of RGA's common stock based upon the fair market value at the time of grant. RGA may, at its option, elect to issue cash or shares of its common stock in payment for the performance shares issued under the plan. 124,123 performance shares have been issued and remain outstanding and 289,720 performance shares are available for future issuance, as of September 30, 2003.

     RGA has reinsurance agreements with certain affiliates of MetLife, Inc. Under these agreements, RGA had net premiums of approximately $115.3 million for the first nine months of 2003. The net premiums reflect the net of business assumed from and ceded to such affiliates of MetLife, Inc. The pre-tax income on this business was approximately $23.9 million for the first nine months of 2003.

SUPPLEMENTAL INFORMATION

         Based on a survey conducted on behalf of the Reinsurance Section of the Society of Actuaries (the "SOA"), as of December 31, 2002, we had a 10.9% share of the North American life reinsurance market, with approximately $624.9 billion of life reinsurance in force, and Allianz had a 4.0% share with $231.5 billion of life reinsurance in force. Allianz had approximately $231.4 billion of U.S. life reinsurance in force. The survey estimated the total amount of life reinsurance in force in North America was approximately $5.7 trillion as of that date.

         According to surveys conducted on behalf of the Reinsurance Section of the SOA, the amount of life reinsurance in force was estimated to be approximately $5.7 trillion as of December 31, 2002, which represented a compound annual growth rate of approximately 19% since December 31, 1998.

         According to surveys conducted on behalf of the Reinsurance Section of the SOA, the total amount of U.S. reinsurance in force, the amount was estimated to be approximately $2.6 trillion as of December 31, 1998, $3.1 trillion as of December 31, 1999, $3.8 trillion as of December 31, 2000, $4.5 trillion as of December 31, 2001 and $5.2 trillion as of December 31, 2002. According to an A.M. Best report, the total amount of U.S. life insurance in force was estimated to be approximately $13.0 trillion as of December 31, 1998, $14.4 trillion as of December 31, 1999, $15.9 trillion as of December 31, 2000, $17.4 trillion as of December 31, 2001 and $18.8 trillion as of December 31, 2002.

         According to surveys conducted on behalf of the Reinsurance Section of the SOA, with respect to U.S. ordinary recurring life reinsurance, the amount reinsured was estimated to be approximately $679 billion as of December 31, 1998, $811 billion as of December 31, 1999, $985 billion as of December 31, 2000, $947 billion as of December 31, 2001 and $1.1 trillion as of December 31, 2002. According to a publication by the American Council of Life Insurers (the "ACLI"), the total amount of life insurance production was estimated to be approximately $1.3 trillion as of December 31, 1998, $1.4 trillion as of December 31, 1999, $1.6 trillion as of December 31, 2000, $1.6 trillion as of December 31, 2001 and $1.8 trillion as of December 31, 2002.


         An A.M. Best article dated September 2002 estimated the aggregate net premiums generated by life reinsurers in 2001 as approximately $35.5 billion worldwide. Based on its net premiums, RGA would have had a 4.7% share of the global market.

         The SOA surveys indicate that the authors obtained information from participating or responding companies and do not guarantee the accuracy and completeness of their information. Additionally, the surveys do not survey all reinsurance companies, but RGA believes most of its principal competitors are included. While RGA believes these surveys to be generally reliable, RGA has not independently verified their data.

         The ACLI indicated that it obtains information from various sources, including participating or responding companies and that the ACLI does not guarantee the accuracy and completeness of the information. The ACLI does not survey all life insurance companies, although RGA believes that most of the principal life insurers are included. While RGA believes the information is generally reliable, RGA has not independently verified the data.

         While RGA believes information published by A.M. Best is generally reliable, RGA has not independently verified the data. A.M. Best does not guarantee the accuracy and completeness of the information.

         RGA believes that some of the factors affecting the direct insurance market include consolidation; focus on distribution and asset management and outsourcing mortality to reinsurers; slower growth; the entrance of new competitors; the establishment of alternative means of distribution; and recent capital pressures, including investment losses and reserve increases. RGA believes some of the factors affecting the life reinsurance market include a strong trend of outsourcing mortality risk to reinsurers; the creation of opportunities as a result of merger and acquisition activity in the life insurance industry; consolidation among life reinsurers; and low reinsurance penetration in select international markets.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

    This document contains a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to, among others, matters relating to future or anticipated events. The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe" and other similar expressions also are intended to identify forward-looking statements.

    These forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

    Important factors that could cause actual results to differ materially from estimates or forecasts contained in the forward-looking statements include, among others:

    -   adverse changes in mortality, morbidity and claims experience;

    -   risks related to RGA being controlled by MetLife, Inc.;

    - the effect of RGA's status as a holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations;

    - changes in the financial strength, claims payment ability and credit ratings of RGA and its subsidiaries or those of MetLife or its subsidiaries, and the effect of such changes on RGA's future results of operations and financial condition;

    - market or economic conditions that adversely affect RGA's ability to make timely sales of investment securities in response to policyholder withdrawals, recaptures of reinsurance treaties or other events;

    - regulatory action that may be taken by State Departments of Insurance with respect to RGA, MetLife or its or our subsidiaries;

    - risks inherent in RGA's risk management and investment strategy, including changes in investment portfolio yields or values due to interest rate or credit quality changes;

    - the effect of changes in tax laws or a prolonged economic downturn in the demand for insurance products;

    - fluctuations in U.S. or foreign currency exchange rates, interest rates or securities and real estate markets;

    -   competitive factors and competitors' responses to RGA's initiatives;

    - RGA's dependence on third parties, including insurance companies from which it assumes business and reinsurers to which it cedes some reinsurance, third-party investment managers and others;

    -   inadequate risk analysis and underwriting;

    - the adequacy of resources relating to settlements, awards and discontinued lines of business;

    - general economic conditions affecting the demand for insurance and reinsurance in RGA's current and planned markets;

    - the stability of governments and economies in the markets in which RGA operates;

    -   adverse litigation or arbitration results;

    -   the success of RGA's clients;

    -   successful execution of RGA's entry into new markets;

    - successful development and introduction of new product and distribution opportunities;

    - changes in laws, regulations and accounting standards applicable to RGA, its subsidiaries or its business;

    - RGA's ability to successfully integrate and operate reinsurance business that it acquires, including, without limitation, the business that it has agreed to acquire from Allianz Life Insurance Company of North America; and

    - other risks and uncertainties described under the "Risk Factors" captions in RGA's preliminary prospectus supplement dated November 3, 2003 and in the attached prospectus dated October 16, 2003 and in RGA's other filings with the Securities and Exchange Commission.

     If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.


     Investors should not place undue reliance on those statements, which speak only as of the date on which they are made. RGA may not update these forward-looking statements, even though its situation may change in the future. RGA qualifies all of its forward-looking statements by these cautionary statements.

SELECTED FINANCIAL DATA

           REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES

                   Condensed Consolidated Statements of Income
                  (Dollars in thousands, except per share data)

                                  Three Months Ended             Nine Months Ended
(Unaudited)                          September 30,                 September 30,
                               -----------------------     -------------------------
                                 2003            2002           2003           2002
                               --------       --------     ----------     ----------
Revenues:
 Net premiums                  $572,970       $455,750     $1,700,746     $1,390,113
 Investment income, net
  of related expenses           122,153         82,499        345,234        260,779
 Realized investment
  gains/ (losses), net            6,560          1,066            776        (10,951)
 Other revenues                  10,819         10,839         33,670         27,734
                               --------       --------     ----------     ----------
  Total revenues                712,502        550,154      2,080,426      1,667,675

Benefits and expenses:
 Claims and other policy
  benefits                      457,844        342,301      1,334,081      1,096,797
 Interest credited               46,251         22,156        130,914         79,777
 Policy acquisition costs
  and other insurance
  expenses                      111,334         96,303        330,903        252,606
 Other operating expenses        24,683         26,358         77,275         67,734
 Interest expense                 9,383          9,006         27,384         26,475
                               --------       --------     ----------     ----------
  Total benefits
   and expenses                 649,495        496,124      1,900,557      1,523,389
                               --------       --------     ----------     ----------

 Income from continuing
  operations before
  income taxes                   63,007         54,030        179,869        144,286

 Provision for
  income taxes                   20,783         19,307         60,899         51,603
                               --------       --------     ----------     ----------


 Income from
  continuing operations          42,224         34,723        118,970         92,683

Discontinued operations:
 Loss from discontinued
  accident and health
  operations, net of
  income taxes                     (473)        (1,135)        (1,918)        (3,264)
                               --------       --------     ----------     ----------

 Net income                    $ 41,751       $ 33,588     $  117,052     $   89,419
                               ========       ========     ==========     ==========

          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES

                   Condensed Consolidated Statements of Income
                  (Dollars in thousands, except per share data)

                                                     Three Months Ended          Nine Months Ended
(Unaudited)                                            September 30,               September 30,
                                                  -----------------------     -----------------------
                                                    2003           2002          2003          2002
                                                  --------      ---------     ---------      --------
Earnings per share from continuing operations:
 Basic earnings per share                         $   0.85      $    0.70     $    2.39      $   1.88
 Diluted earnings per share                       $   0.84      $    0.70     $    2.38      $   1.87

Earnings per share from net income:
 Basic earnings per share                         $   0.84      $    0.68     $    2.36      $   1.81
 Diluted earnings per share                       $   0.83      $    0.68     $    2.34      $   1.80

Weighted average number of common
  and common equivalent shares
  outstanding (in thousands)                        50,267         49,639        49,943        49,683

          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                     Condensed Consolidated Business Summary


                                                                                At or For the
                                                                              Nine Months Ended
(Unaudited)                                                                     September 30,
                                                                         --------------------------
                                                                            2003             2002
                                                                         ---------        ---------
Gross life reinsurance in force (in billions)
 North American business                                                    $674.0           $584.0
 International business                                                      219.0            130.8

Gross life reinsurance written (in billions)
 North American business                                                     103.5            110.4
 International business                                                       65.7             50.0

Consolidated cash and invested assets
  (in millions)                                                            7,925.0          5,934.0
 Invested Asset book yield - trailing
 three months excluding funds withheld                                        6.66%            6.59%

 Investment portfolio mix
   Cash and short-term investments                                            2.26%            2.28%
   Fixed maturity securities                                                 49.13%           56.43%
   Mortgage loans                                                             5.48%            3.35%
   Policy loans                                                              10.73%           13.14%
   Funds withheld at interest                                                30.68%           22.78%
   Other invested assets                                                      1.72%            2.02%

Book value per share outstanding                                            $28.92           $23.91

Treasury stock                                                           1,141,138        1,686,313

          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                                 U.S. OPERATIONS
                             (Dollars in thousands)

                               Three Months Ended September 30, 2003
                                          Non-traditional
                                         Asset-                   Total
                         Traditional   Intensive      Financial    U.S.
                         -----------   ---------    ----------- ---------
Revenues:
 Net premiums             $ 368,171    $   1,093    $    --     $ 369,264
 Investment income, net
  of related expenses        47,370       44,385           97      91,852
 Realized investment
  losses, net                (1,059)        (367)        --        (1,426)
 Other revenues                 489        2,022        6,613       9,124
                          ---------    ---------    ---------   ---------
  Total revenues            414,971       47,133        6,710     468,814

Benefits and expenses:
 Claims and other
  policy benefits           297,654          776         --       298,430
 Interest credited           14,919       30,703         --        45,622
 Policy acquisition
  costs and other
  insurance expenses         56,738       10,861        2,206      69,805
 Other operating
  expenses                    7,515          891        1,248       9,654
                          ---------    ---------    ---------   ---------
  Total benefits
   and expenses             376,826       43,231        3,454     423,511

 Income before
  income taxes            $  38,145    $   3,902    $   3,256   $  45,303
                          =========    =========    =========   =========


                            Three Months Ended September 30, 2002
                                       Non-traditional
                                       Asset-                 Total
                         Traditional Intensive    Financial    U.S.
                         ----------- ---------   ---------- --------
Revenues:
 Net premiums             $319,485   $    803    $   --     $320,288
 Investment income, net
  of related expenses       43,430     17,495          28     60,953
 Realized investment
  gains / (losses), net      1,880       (295)       --        1,585
 Other revenues                740      2,515       5,940      9,195
                          --------   --------    --------   --------
  Total revenues           365,535     20,518       5,968    392,021

Benefits and expenses:
 Claims and other
  policy benefits          231,890      9,298        --      241,188
 Interest credited          13,422      6,642        --       20,064
 Policy acquisition
  costs and other
  insurance expenses        60,265      1,697       1,679     63,641
 Other operating
  expenses                   8,850        358       2,613     11,821
                          --------   --------    --------   --------
  Total benefits
   and expenses            314,427     17,995       4,292    336,714

Income before
  income taxes            $ 51,108   $  2,523    $  1,676   $ 55,307
                          ========   ========    ========   ========

          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                                 U.S. OPERATIONS
                             (Dollars in thousands)

                                         Nine Months Ended September 30, 2003
                                                    Non-traditional
                                                Asset-                          Total
                            Traditional      Intensive         Financial         U.S.
                            -----------      -----------      -----------     -----------

Revenues:
 Net premiums               $ 1,115,360      $     3,197      $      --       $ 1,118,557
 Investment income, net
  of related expenses           135,246          122,923               97         258,266
 Realized investment
  losses, net                    (7,017)          (2,080)            --            (9,097)
 Other revenues                   3,186            5,035           20,179          28,400
                            -----------      -----------      -----------     -----------
  Total revenues              1,246,775          129,075           20,276       1,396,126

 Benefits and expenses:
 Claims and other
  policy benefits               888,905            4,166             --           893,071
 Interest credited               45,169           84,424             --           129,593
 Policy acquisition
  costs and other
  insurance expenses            164,257           26,892            7,447         198,596
 Other operating
  expenses                       24,454            2,829            3,881          31,164
                            -----------      -----------      -----------     -----------
  Total benefits
   and expenses               1,122,785          118,311           11,328       1,252,424

 Income before
  income taxes              $   123,990      $    10,764      $     8,948     $   143,702
                            ===========      ===========      ===========     ===========

                                        Nine Months Ended September 30, 2002
                                                    Non-traditional
                                                 Asset-                           Total
                            Traditional       Intensive        Financial           U.S.
                            -----------      -----------      -----------     -----------
Revenues:
 Net premiums               $ 1,002,741      $     2,796      $        --     $ 1,005,537
 Investment income, net
  of related expenses           120,039           63,943              155         184,137
 Realized investment
  losses, net                    (1,151)          (4,255)              --          (5,406)
 Other revenues                   1,546            5,684           17,795          25,025
                            -----------      -----------      -----------     -----------
  Total revenues              1,123,175           68,168           17,950       1,209,293

Benefits and expenses:
 Claims and other
  policy benefits               785,756           17,014               --         802,770
 Interest credited               41,517           35,453               --          76,970
 Policy acquisition
  costs and other
  insurance expenses            153,760            8,126            5,517         167,403
 Other operating
  expenses                       22,145              744            7,005          29,894
                            -----------      -----------      -----------     -----------
  Total benefits
   and expenses               1,003,178           61,337           12,522       1,077,037

Income before
 income taxes               $   119,997      $     6,831      $     5,428     $   132,256
                            ===========      ===========      ===========     ===========


          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                               CANADIAN OPERATIONS
                             (Dollars in thousands)


                                                 Three Months Ended
                                                    September 30,
                                                  2003        2002
                                                -------     -------
Revenues:
 Net premiums                                   $53,144     $41,894
 Investment income, net of related expenses      22,244      18,752
 Realized investment gains, net                   8,596         164
 Other revenues                                      50         118
                                                -------     -------
  Total revenues                                 84,034      60,928

 Benefits and expenses:
 Claims and other policy benefits                56,132      46,278
 Interest credited                                  536         345
 Policy acquisition costs and other
  insurance expenses                              5,257       2,880
 Other operating expenses                         2,580       2,747
                                                -------     -------
  Total benefits and expenses                    64,505      52,250

   Income before income taxes                   $19,529     $ 8,678
                                                =======     =======

                                                   Nine Months Ended
                                                      September 30,
                                                   2003           2002
                                                ---------      ---------
Revenues:
 Net premiums                                   $ 153,747      $ 132,571
 Investment income, net of related expenses        63,519         52,133
 Realized investment gains/(losses), net           12,158            (22)
 Other revenues                                      (191)            40
                                                ---------      ---------
  Total revenues                                  229,233        184,722

Benefits and expenses:
 Claims and other policy benefits                 161,411        137,104
 Interest credited                                  1,089            733
 Policy acquisition costs and other
  insurance expenses                               15,714         12,142
 Other operating expenses                           7,434          7,315
                                                ---------      ---------
  Total benefits and expenses                     185,648        157,294

   Income before income taxes                   $  43,585      $  27,428
                                                =========      =========

          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                               OTHER INTERNATIONAL
                             (Dollars in thousands)

                                   Three Months Ended September 30, 2003
                                                   Europe          Total
                                    Asia           & South         Inter-
                                   Pacific         Africa        national
                                  ---------      ---------      ---------
Revenues:
 Net premiums                     $  57,261      $  92,502      $ 149,763

 Investment income,
  net of related expenses             3,050          1,329          4,379
 Realized investment gains/
  (losses), net                        (104)         1,040            936
 Other revenues                         (11)          (105)          (116)
                                  ---------      ---------      ---------
  Total revenues                     60,196         94,766        154,962

Benefits and expenses:
 Claims and other policy
  benefits                           41,101         60,435        101,536
 Interest credited                     --             --             --
 Policy acquisition costs and
  other insurance expenses            8,873         27,293         36,166
 Other operating expenses             3,370          3,682          7,052
 Interest expense                       323            258            581
                                  ---------      ---------      ---------
  Total benefits and
   expenses                          53,667         91,668        145,335

   Income before income taxes     $   6,529      $   3,098      $   9,627
                                  =========      =========      =========


                                  Three Months Ended September 30, 2002
                                                 Europe      Total
                                      Asia       & South     Inter-
                                    Pacific      Africa     national
                                    -------     -------     --------
Revenues:
 Net premiums                       $32,839     $62,172     $95,011

 Investment income,
  net of related expenses             1,722         343       2,065
 Realized investment gains, net          48           8          56
 Other revenues                         431         440         871
                                    -------     -------     -------
  Total revenues                     35,040      62,963      98,003


Benefits and expenses:
 Claims and other policy
  benefits                           19,689      37,087      56,776
 Interest credited                     --          --          --
 Policy acquisition costs and
  other insurance expenses           10,244      20,213      30,457
 Other operating expenses             3,809       2,534       6,343
 Interest expense                       225         148         373
                                    -------     -------     -------
  Total benefits and
   expenses                          33,967      59,982      93,949

  Income before income taxes        $ 1,073     $ 2,981     $ 4,054
                                    =======     =======     =======

          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                               OTHER INTERNATIONAL
                             (Dollars in thousands)


                                   Nine Months Ended September 30, 2003
                                                   Europe        Total
                                     Asia         & South       Inter-
                                   Pacific        Africa       national
                                  ---------      ---------     ---------
Revenues:
 Net premiums                     $ 165,836      $ 259,829     $ 425,665
 Investment income,
  net of related expenses             8,198          2,808        11,006

 Realized investment gains/
  (losses), net                       (622)         1,888         1,266

 Other revenues                         896             18           914
                                  ---------      ---------     ---------
  Total revenues                    174,308        264,543       438,851

Benefits and expenses:
 Claims and other policy
  benefits                          115,555        161,668       277,223
 Policy acquisition costs and
  other insurance expenses           33,401         81,516       114,917
 Other operating expenses            12,086         11,228        23,314
 Interest expense                       842            722         1,564
                                  ---------      ---------     ---------
  Total benefits and
   expenses                         161,884        255,134       417,018

   Income before income taxes     $  12,424      $   9,409     $  21,833
                                  =========      =========     =========


                                  Nine Months Ended September 30, 2002
                                                  Europe        Total
                                    Asia          & South       Inter-
                                   Pacific        Africa        national
                                  ---------      ---------     ---------
Revenues:
 Net premiums                     $  97,831      $ 154,327      $ 252,158

 Investment income,
  net of related expenses             4,876            591          5,467
 Realized investment
  losses, net                          (125)          (288)          (413)
 Other revenues                       1,706            776          2,482
                                  ---------      ---------     ---------
  Total revenues                    104,288        155,406        259,694

Benefits and expenses:
 Claims and other policy
  benefits                           63,849         95,283        159,132
 Policy acquisition costs and
  other insurance expenses           24,260         48,493         72,753
 Other operating expenses            10,086          7,883         17,969

 Interest expense                       613            499          1,112
                                  ---------      ---------     ---------
  Total benefits and
   expenses                          98,808        152,158        250,966

 Income before income taxes       $   5,480      $   3,248      $   8,728
                                  =========      =========      =========

          REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
                               CORPORATE AND OTHER
                             (Dollars in thousands)



                                                   Three Months Ended
                                                      September 30,
                                                  2003           2002
                                                --------      --------
Revenues:
 Net premiums                                   $    799      $ (1,443)
 Investment income, net of related expenses        3,678           729
 Realized investment losses, net                  (1,546)         (739)
 Other revenues                                    1,761           655
                                                --------      --------
  Total revenues                                   4,692          (798)

Benefits and expenses:
 Claims and other policy benefits                  1,746        (1,941)
 Interest credited                                    93         1,747
 Policy acquisition costs and other
  insurance expenses                                 106          (675)

 Other operating expenses                          5,397         5,447
 Interest expense                                  8,802         8,633
                                                --------      --------
  Total benefits and expenses                     16,144        13,211

 Loss before income taxes                       $(11,452)     $(14,009)
                                                ========      ========


                                                  Nine Months Ended
                                                     September 30,
                                                  2003          2002
                                                --------      --------
Revenues:
 Net premiums                                   $  2,777      $   (153)
 Investment income, net of related expenses       12,443        19,042
 Realized investment losses, net                  (3,551)       (5,110)
 Other revenues                                    4,547           187
                                                --------      --------
  Total revenues                                  16,216        13,966
Benefits and expenses:
 Claims and other policy benefits                  2,376        (2,209)
 Interest credited                                   232         2,074
 Policy acquisition costs and other
  insurance expenses                               1,676           308

 Other operating expenses                         15,363        12,556
 Interest expense                                 25,820        25,363
                                                --------      --------
  Total benefits and expenses                     45,467        38,092


 Loss before income taxes                       $(29,251)     $(24,126)
                                                ========      ========

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REINSURANCE GROUP OF AMERICA,
                                         INCORPORATED


Date: November 3, 2003                   By:  /s/ Jack B. Lay
                                              -----------------------------
                                              Jack B. Lay
                                              Executive Vice President and Chief
                                              Financial Officer